Exhibit 10.16

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Developer Addendum No. 2

This Developer Addendum No. 2 (this “Addendum No. 2”) is effective as of December 26, 2010 (the “Addendum No. 2 Effective Date”), and is made by and between Facebook, Inc. and Facebook Ireland Limited (collectively, “FB”, “we”, “us” or “our”) and Zynga Inc. (“Zynga”, “you” or “your”). We and you are sometimes referred to in this Addendum No. 2 individually as a “party” or collectively as the “parties”.

Recitals

A. FB and Zynga are parties to the Statement of Rights and Responsibilities (together with all referenced policies, terms and guidelines, including without limitation, the online Facebook Platform Policies, the “SRR”) which set forth the terms and conditions for Zynga’s use of the Facebook Service. The SRR is incorporated herein by this reference and the current version is attached hereto as Annex 1.

B. Facebook, Inc. and Zynga previously entered into that certain Developer Addendum effective as of May 14, 2010 (the “Addendum No. 1”) which supplemented the SRR with certain additional terms and conditions as set forth therein. For clarity, references to “Agreement” include the SRR, as supplemented by Addendum No. 1.

C. The parties acknowledge that FB desires to enable Zynga to build the Zynga Platform on top of the Facebook Platform, and the parties desire to, amongst other goals set forth herein, work together to increase the number of users of each party’s products and services. [*] The parties further acknowledge that Zynga is making a significant commitment to the Facebook Platform (i.e., using Facebook as the exclusive Social Platform on the Zynga Properties and granting FB certain title exclusivities to Zynga games on the Facebook Platform). In exchange for such commitment, [*] the parties have committed to set certain growth targets for monthly unique users of Covered Zynga Games.

D. The parties now wish to enter into this Addendum No. 2 to further supplement the SRR with certain additional terms and conditions as set forth herein.

E. Unless otherwise designated herein, all defined terms used in this Addendum No. 2 are set forth in Exhibit A.

For mutual and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereby agree as follows:

Agreement

1.	Use of Terms; Conflicts; Changes to the SRR.

1.1	The lower case definitions of the defined terms in the SRR shall not apply to this Addendum No. 2 as such defined terms are used in this Addendum No. 2; however, all defined terms in the SRR shall continue to apply to the SRR.

1.2	In the event of any conflict between the terms and conditions of the Agreement and the terms and conditions of this Addendum No. 2, the terms of this Addendum No. 2 shall control to the extent of the conflict.

1.3

Except as expressly set forth in this Section 1.3, no amendment or modification of the Agreement or this Addendum No. 2 will be binding without the written agreement of both parties. Notwithstanding the foregoing, nothing herein shall restrict FB from making any changes to its online Facebook Platform Policies (including any policies and guidelines

Facebook/Zynga Confidential Information

referenced therein or in the SRR) and any such changes shall apply to Zynga without Zynga’s written consent; provided, however, that [*], Zynga may invoke the Escalation Process, in which case [*]. In addition, if FB determines, in its reasonable discretion, that a change to the SRR is needed in order to protect the integrity or security of the Facebook Platform, user security or user privacy, or to protect FB from material legal liability (“Urgent Change”), FB may make such Urgent Change and it will notify Zynga, which notice may be sent via email to Zynga’s Designated Manager. Except as expressly set forth herein, [*]. Zynga will not be in breach of the Agreement or this Addendum No. 2 with respect to (a) any failure to comply with any such [*] until at least [*] after its receipt of such notice; (b) any Covered Zynga Game or Zynga Property that Zynga discontinues and that ceases to access the Facebook Platform within [*] after its receipt of such notice; provided, however, that if Zynga determines, in its reasonable discretion, that any such Urgent Changes have a material negative impact on any Covered Zynga Game or a Zynga Property, and Zynga invokes the Escalation Process within [*] after Zynga’s receipt of such notice, Zynga will not be in breach of the Agreement or this Addendum No. 2 with respect to any such impacted Covered Zynga Games or Zynga Properties that Zynga discontinues or brings into compliance with such [*] within [*] following Zynga’s receipt of such notice.

2.	Target Growth Schedule. During the Term, FB and Zynga desire to increase the number of Zynga MUUs to [*] over [*] at a linear weekly growth rate as set forth on Exhibit B1 attached hereto (“Web Target Growth Schedule”) and to increase the number of Mobile MUUs to [*] over [*] as set forth on Exhibit B2 attached hereto (“Mobile Target Growth Schedule”).

2.1	Within 15 days following the end of each three month period designated in the Web Target Growth Schedule as a quarter (e.g. Q1, Q2, Q3, etc.) (each, a “Quarterly Period”), Zynga will provide FB with a report detailing the number of MUUs for the immediately preceding Quarterly Period. In the event FB disagrees with such numbers by [*], the parties shall use the Escalation Process to determine whether the parties have met, missed or exceeded the “Target MUU” number specified in the Web Target Growth Schedule for the applicable Quarterly Period or the Mobile Target Growth Schedule, as applicable. No later than thirty (30) days following the end of each Quarterly Period, the Designated Managers shall meet in person to review the MUUs for the preceding Quarterly Period and review the overall health of the parties’ relationship.

2.2	(a) In the event Zynga acquires a Social Game from a third party (whether by merger, stock purchase, asset acquisition or otherwise) during the Term that operates only on the Facebook Platform (“Acquired Covered Zynga Game”) or that operates on both the Facebook Platform and any other Social Platform(s), Zynga shall provide FB, within [*] following the closing date of such acquisition, with written notice of the acquisition and the number of MUUs of such Social Game (“Acquisition Notice”). Either as part of such written notice or thereafter, but in no case more than [*] following the closing date of any acquisition, Zynga shall also provide FB with an accurate list of all Facebook User IDs for users that have at any time before any acquisition granted permission (implicitly or explicitly) for the Acquired Covered Zynga Game to access their basic information, but that have never granted such permission (implicitly or explicitly) for any other Covered Zynga Game (“Acquired Users”).

(b) This Section 2.2(b) shall apply to Acquired Users who are using an Acquired Covered Zynga Game. During the Term, [*] Acquired Users (whether from a single transaction or series of transactions) acquired in any single calendar year shall not be included in the calculation of MUUs in any Quarterly Period (“Excluded Users”). Except for Excluded

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Facebook/Zynga Confidential Information

Users, if an Acquired User later grants such permission to another Covered Zynga Game, then such Acquired User will be included in the calculation of MUUs for the applicable Quarterly Period for the purposes of the Web Target Growth Schedule. MUUs (excluding Acquired Users and Excluded Users) of Acquired Covered Zynga Games shall be included in the MUU calculation for the Quarterly Period in which the acquisition of such game closed. For the avoidance of doubt, Acquired Users who do not grant permission (implicitly or explicitly) to another Covered Zynga Game shall not be included in the calculation of MUUs in any Quarterly Period. In the event FB disagrees with any numbers in an Acquisition Notice by [*], the parties shall use the Escalation Process to reconcile the number of users that will be included in the calculation of MUUs for the applicable Quarterly Period for the purposes of the Web Target Growth Schedule.

(c) This Section 2.2(c) shall apply to Acquired Users who are using an Acquired Zynga Mobile Game. [*] Mobile Acquired Users (“Excluded Mobile Users”), whether from a single acquisition or a series of acquisitions (including Mobile Acquired Users of the Words with Friends game acquired as a result of the acquisition of Newtoy, Inc. prior to the Addendum 2 Effective Date), shall not be included in the calculation of Mobile MUUs for the purposes of the Mobile Target Growth Schedule. Except for Excluded Mobile Users, if a Mobile Acquired User later grants permission (implicitly or explicitly) for another Zynga Mobile Game to access its basic information, then such Mobile Acquired User will be included in the calculation of Mobile MUUs for purposes of the Mobile Target Growth Schedule. In the event FB disagrees with any user numbers by [*], the parties shall use the Escalation Process to reconcile the number of users that will be included in the calculation of Mobile MUUs for the purposes of the Mobile Target Growth Schedule.

2.3	In the territories mutually agreed in writing by the parties (if any), FB will pre-install a bookmark linking to [*] in the bookmark section of the Facebook Site, provided that Zynga confirms in writing that [*] will not be enabled, offered, displayed, distributed and/or otherwise made available on, in, by, or through any other Social Platform in such mutually agreed territories for a period of [*] following the date on which such bookmark is pre-installed on the Facebook Site. After the bookmark has been initially pre-installed, the subsequent location of such bookmark for a given Facebook User will be determined in accordance with FB’s general practices.

2.4	Failure to meet any of the “Target MUU” numbers set forth in the Target Growth Schedule [*], and (except for each party’s termination right set forth in Section 3.1.1 and Section 3.1.2) [*].

3.	Exclusivity.

3.1	Throughout the Term, the Facebook Platform will be integrated into the Zynga Mobile Games and Zynga Properties and FB will be the sole and exclusive Social Platform that [*] (“Platform Exclusivity”). For the avoidance of doubt, the parties acknowledge and agree that this Section 3.1 does not prohibit Zynga from developing a platform on top of the Facebook Platform provided that such platform complies with the requirements set forth on Exhibit G (“Zynga Platform”). Zynga shall not be in breach of this Section 3.1 if Zynga Users utilize the Zynga Platform to perform actions in connection with the Covered Zynga Games or the Zynga Properties that are not required to use the Facebook Platform as described in more detail in this Addendum No. 2 and on Exhibit G.

3.1.1	If, at the end of the [*] Quarterly Period set forth in the Web Target Growth Schedule, the number of MUUs (subject to the calculations set forth in Section

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Facebook/Zynga Confidential Information

2) does not meet or exceed the [*] Target Growth number specified in the Web Target Growth Schedule, either party may elect to terminate this Addendum No. 2 upon written notice to the other party prior to [*].

3.1.2	If, at the end of the [*] Quarterly Period set forth in the Mobile Target Growth Schedule, the number of Mobile MUUs (subject to the calculations set forth in Section 2.2) does not meet or exceed the [*] Mobile Target Growth number specified in the Mobile Target Growth Schedule, either party may elect to terminate this Addendum No. 2 upon written notice to the other party prior to [*].

3.2	Subject to subsection 3.2.1 below, any Covered Zynga Game or Substantially Similar Game that is first offered and/or otherwise made available during the Term will not [*] (“Title Exclusivity”) for a period of [*] following the date such Covered Zynga Game is first offered or otherwise made available. For the purposes of clarity, “Covered Zynga Game”, as used in this Section 3.2, shall not include Zynga Mobile Games (which, for the avoidance of doubt, are subject to Platform Exclusivity per Section 3.1).

3.2.1	If, at the end of [*] and each Quarterly Period thereafter set forth in the Web Target Growth Schedule, (a) the number of MUUs (subject to the calculations set forth in Section 2) meets or exceeds the Target Growth Ceiling for such Quarterly Period set forth in the Web Target Growth Schedule, the period of Title Exclusivity will [*]; or (b) the number of MUUs (subject to the calculations set forth in Section 2) does not meet the Target Growth Floor number for the applicable Quarterly Period set forth in the Web Target Growth Schedule, the period of Title Exclusivity will [*]. Any change to the Title Exclusivity period shall take effect on the first day of the next Quarterly Period and any such new exclusivity period shall apply to all Covered Zynga Games first offered and/or otherwise made available in the next Quarterly Period.

3.2.2	FB shall provide Zynga with written notice if it reasonably believes that Zynga has violated any of the provisions set forth in Section 3.2 and Zynga will not be in breach of this Addendum No. 2 with respect to any acts, omissions, terms, or agreements that it modifies or corrects to remain compliant with Section 3.2 within [*] after its receipt of such notice.

3.3	Neither any non-Covered Zynga Game that Zynga first offers or otherwise makes available on any other Social Platform during the Term nor any Eligible Zynga Mobile Game shall use or access the Facebook Service without FB’s prior written approval.

3.4	FB shall not offer or otherwise make available on the Facebook Site or the Facebook Platform any Facebook Game. Zynga may terminate this Addendum No. 2 if, at any time during the Term, FB offers or otherwise makes a Facebook Game available on the Facebook Site or the Facebook Platform (except for non-production servers and other internal development and beta testing environments); provided, however, that Zynga will provide FB with notice if it reasonably believes FB is in breach of this Section 3.4, and FB will not be in breach of this Addendum No. 2 if it ceases to distribute such Facebook Game within fourteen (14) days after receipt of such notice.

3.5	Section 4.b.(ii)(3)(c) of the Addendum is hereby deleted in its entirety and replaced as follows:

“(c) [*].

(A) We acknowledge that [*] as a Payment Method for purchases from you by users within

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Facebook/Zynga Confidential Information

the Covered Zynga Services [*] is not a violation of Section 4.(b)(i) of the Addendum. As used herein, “[*]” means [*].

(B) Notwithstanding anything to the contrary set forth in Section 4.(b)(i) of Addendum No. 1, you may opt not to use Facebook Credits as a Payment Method (and [*] use the Payment Method of [*]) for purchases from you by users within the Covered Zynga Services [*], so long as (1) [*], or (2) [*]. The foregoing exception shall no longer be valid if you: (x) agree upon any terms [*] related to Payment Methods that circumvent, intentionally or otherwise, your obligation to use Facebook Credits as set forth in Addendum No. 1 or that ensure you are able to satisfy one of the exceptions set forth in subsections (1)-(3) above, or (y) encourage, promote or otherwise incentivize users to use Payment Methods other than Facebook Credits (including, but not limited to, making available better offers or special incentives [*] as compared to the offers or incentives made available on the Covered Zynga Services offering Facebook Credits). As used herein, “[*]” means any [*] that are owned or operated [*] and that power/support [*]. For the avoidance of doubt, [*] shall not include [*] running on or powering/supporting [*], including but not limited to, [*], irrespective of whether such other [*]). Notwithstanding anything to the contrary set forth herein, the exception to using Facebook Credits set forth in this section shall in no event apply to web pages, web sites and/or HTML 5 applications.”

3.6	Exceptions.

3.6.1	Notwithstanding anything to the contrary set forth in Section 3.1, this Addendum No. 2 shall not apply to Zynga’s activities [*]; provided, however, that Zynga shall not, without FB’s prior written consent: (i) incorporate the Facebook Platform into any versions of the Zynga Properties [*]; or (ii) access or otherwise use the Facebook Service [*] in connection with Zynga’s games, websites or other properties.

3.6.2	(a) Notwithstanding anything to the contrary set forth in Section 3.1, Zynga may use (i) [*] APIs solely in connection with up to [*] Eligible Zynga Mobile Games; (ii) [*] APIs solely in connection with up to [*] Eligible Zynga Mobile Games; and (iii) [*] APIs solely in connection with up to [*] Eligible Zynga Mobile Games. As used herein, “Eligible Zynga Mobile Game” means a Zynga Mobile Game that is a companion to a non-Covered Zynga Game or a Covered Zynga Game (excluding Zynga Mobile Games) that is not subject to Title Exclusivity and that is launched on a third party Social Platform at or before the time the Eligible Zynga Mobile Game uses the third party’s Mobile Platform APIs. Zynga will provide FB with written notice if it offers or otherwise makes available an Eligible Zynga Mobile Game and such notice shall be delivered via email to FB’s Designated Manager within no more than fifteen (15) days following the availability of any such Eligible Zynga Mobile Game.

(b) Notwithstanding anything to the contrary set forth in this Addendum No. 2, Zynga may offer or otherwise make available Solo Zynga Mobile Games. As used herein, “Solo Zynga Mobile Game” means a non-Zynga Mobile Game offered or otherwise made available on a Mobile Platform that has no user account (i.e. the user is not prompted to log-in or otherwise enter any identifying information, including username, email address, password, demographic information, etc.) and does not allow

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Facebook/Zynga Confidential Information

users to establish connections, interact and/or collaborate with other users.

3.6.3	Notwithstanding anything to the contrary set forth in Section 3.1 and without limiting Section 3.6.2, Zynga may use third party Mobile Platform APIs solely to enable the actions/functionality set forth in subsections (a) – (d) below and solely in connection with Zynga Mobile Games; [*]: (a) push notifications, (b) sending Stories or posting game scores to a game center hosted on a third party Mobile Platform API (provided that such Stories link back to the Zynga Mobile Game that was the subject of the Story), (c) integrate with and/or access hardware features of the phone (e.g., camera, accelerometer); and (d) pull contact data from the native local address book application on a phone, provided that Zynga delivers to FB (using the Game Friends Protocol) any such contact data it uses or collects. Prior to sending such contact data to FB, Zynga will notify and obtain clear, conspicuous and express consent from Facebook Users. In no case may Zynga use such Mobile Platform APIs to link user identities to one another, populate game friends data on a social graph other than FB’s social graph, or link gameboard(s) to user IDs.

3.6.4	Section 3.2 and FB’s obligations hereunder shall not apply at the time of Zynga’s acquisition of such game to a Social Game (which Social Game, for the avoidance of doubt, excludes any property, or game or property operating on a Mobile Platform) that Zynga acquires during the Term that operates both on the Facebook Platform and any other Social Platform(s); provided, however, that Zynga shall use commercially reasonable efforts to ensure that at the end of ninety (90) days following the closing of such acquisition, no user of such game shall be permitted to utilize both the Facebook Platform and any other Social Platform, and provided further that in no event shall any user of such game be permitted to use both the Facebook Platform and any other Social Platform at the end of the one hundred-eighty (180) day period following the closing date of such acquisition. For the purposes of clarity, once any such game utilizes only the Facebook Platform, Section 3.2 and FB’s obligations hereunder shall apply to such game.

3.6.5	Section 3.2 of this Addendum No. 2 shall not apply to the Words with Friends game and shall not apply to any existing Covered Zynga Games offered by Zynga as of the Addendum No. 2 Effective Date and any successor versions thereof, provided that such successor version (i) is branded and offered under a substantially similar product name as the original version (i.e., a future successor version of “Taxiville” is branded and offered as “Taxiville 2” or “Taxiville: Limited Addition or KingTaxi”); and (ii) uses substantially the same game play mechanics and user experience as the original version.

4.	Integration on Zynga Properties.

4.1	Registration.

4.1.1	All Zynga Users must have a valid (e.g. real; not suspended) FB account. Zynga will require all Zynga Users to connect their Zynga account to

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Facebook/Zynga Confidential Information

their FB account. In addition, Zynga will require all Zynga Users to be logged-in to their FB account with an active session to use or access any Covered Zynga Game, Zynga Mobile Game or any Zynga Property, except: (a) during the Registration Flow; or (b) in a non-social portion of a Zynga Property that (i) does not involve a Covered Zynga Game and (ii) that is not required to use the Facebook Platform per this Addendum No. 2, or (iii) is related solely to corporate or charitable information or to help and support forums, including but not limited to, blogs, documentation or FAQs. For the avoidance of doubt, if a Zynga User does not connect their Zynga account with their FB account and/or is not logged-in to their FB account with an active session, such user will not be able to use or access any Covered Zynga Games.

4.1.2	Zynga Users who are not Facebook Users must create a FB account. Zynga will implement the FB-provided APIs to create a registration flow, as described in more detail on Exhibit F (“Registration Flow”). FB and Zynga (as described in Section 4.1.3 below) will be the only mechanism by which Zynga Users can register for, authenticate or log into their Zynga account, or otherwise access the Zynga Properties.

4.1.3	Without limiting the FB account creation and log-in requirements set forth in this Section 4.1 and on Exhibit F, Zynga may require Zynga Users to create a Zynga username and password (“Zynga Credentials”) on the Zynga Properties. For the avoidance of doubt, Zynga may not prompt any users on the Facebook Site to create, log-in with, register for or otherwise use Zynga Credentials on the Facebook Site.

4.1.4	If Zynga implements Instant Personalization on the Zynga Properties, Zynga may use the Instant Personalization product in accordance with Section 4.6 and Exhibit H of this Addendum No. 2 to enable a single authentication experience for Zynga Users of Covered Zynga Games.

4.1.5

[*]. “Single Sign On (SSO)” means an authentication method that permits a Facebook User that is logged-in to the Facebook Service with an active session through the most current version of a Facebook mobile application to authenticate their basic user information to a Zynga Mobile Game with a single-click of a dialog. For the purposes of clarity, SSO will not be deemed unavailable for the purposes of this Section if a Facebook User (a) does not have a Facebook mobile application on one of the SSO Mobile Platforms, (b) is not logged-in to a Facebook mobile application with an active session, or (c) does not have an Internet connection. SSO Mobile Platforms are Apple’s iPhone operating system and Google’s Android Mobile Platform (“SSO Mobile Platform”). As used herein, “Trial Use” means that Zynga may allow Zynga Users of Zynga Mobile Games to find and/or invite friends through the phone’s local address book, email, or phone number and play with friends [*]. Notwithstanding anything to the contrary in this Section, Zynga does not have to require registration for an active Game Session in which a Zynga User exclusively connects to random people (i.e., non-friends) or chooses to play against a non-human computer player. “Game Session” means the period of time during which a Zynga

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Facebook/Zynga Confidential Information

User of a Zynga Mobile Game is continuously playing such game, but in no case more than twenty-four (24) hours.

4.1.6	Solely with respect to (a) users of the [*] game existing as of the Addendum No. 2 Effective Date, Zynga shall implement the requirements of this Section 4.1 no later than [*]; (b) new users of the [*] game, Zynga shall implement the requirements of this Section 4.1 no later than [*]; and (c) existing Zynga Social Games that have less than [*] monthly active users (“MAUs”) as of the Addendum No. 2 Effective Date (except as set forth below), Zynga shall use diligent efforts to implement the requirements of this Section 4.1, but will in no case implement such requirements later than [*]. For so long as (x) the “[*]” and “[*]” Zynga Social Games have less than [*] MAUs, and (y) the “[*]” and “[*]” Zynga Social Games have less than [*] MAUs, Zynga shall not have to implement the requirements set forth in Sections 4.1.1 and 4.1.2; provided, however, that as soon as any one of such games has, (in the case of “[*]” or “[*]”)[*] or more MAUs, or (in the case of “[*]” or “[*]”)[*] or more MAUs, Zynga shall implement the requirements of this Section 4.1 for any such game within [*] following the date in which such game met or exceeded the applicable MAU threshold set forth in subsections (x) and (y) above.

4.1.7	FB will use commercially reasonable efforts to implement a solution by the end of [*] (designated in the target Growth Schedule) that [*]. If, by the end of [*] (designated in the target Growth Schedule), FB has not implemented such a solution, the parties will work together in good faith for a period of thirty (30) days to mutually agree upon an alternative approach that addresses [*]. If FB does not implement a solution as described above and the parties are unable to agree upon an alternative approach during the thirty (30) day period, (a) except as otherwise expressly set forth in this Section, Zynga’s sole remedy under this Section shall be to invoke the Escalation Process, and (b) Zynga shall be entitled to launch its own website(s) [*] to play Zynga games, provided that such website(s) and such games shall (i) [*]; and (ii) not use or access any other Social Platform, the Facebook Platform, the Zynga Platform (including, for the avoidance of doubt, Zynga’s account system(s)), or other Zynga Properties, or utilize, incorporate, receive or contain any Facebook User Data. If Zynga acquires a game (which game, for the avoidance of doubt, includes any property, or game or property operating on a Mobile Platform) that [*], such [*] may not use or access the Zynga Platform (including, for the avoidance of doubt, Zynga’s account system(s)), the Facebook Platform, or other Zynga Properties, or utilize, incorporate, receive, or contain any Facebook User Data. In the event Zynga acquires a [*], Zynga may continue to operate and maintain the account system of such acquired [*] that existed as of the closing date of the acquisition.

4.2

Game Friends. At such time that FB makes generally available to third party developers a game friends API that enables developers to associate game friends and publish such associations to the open graph protocol (“Game Friends Protocol”) Zynga will incorporate

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Facebook/Zynga Confidential Information

into the Zynga Properties and Zynga Mobile Games such Game Friends Protocol for all Covered Zynga Games. For avoidance of doubt, users may be game friends on Zynga Properties, yet not be Facebook friends.

4.3	Authentic FB Account. If Facebook identifies as inauthentic a FB account, and such account is linked to a Zynga User, FB will notify Zynga of such inauthentic FB account and Zynga may subsequently prompt the Zynga User to either authenticate his FB account or set-up a new FB account using the registration process set forth in Section 4.1 and on Exhibit F.

4.4	Zynga User and Profile Pages. Zynga Users may have one or more pages within each Covered Zynga Game that contain information and data related to the applicable Covered Zynga Game (“Zynga User Pages”), including one or many profile pages that contain personal information (e.g. common name, hometown, profile picture) (“Zynga Profile Pages”). Zynga Profile Pages shall primarily contain information and data that is related to applicable Covered Zynga Games. All real names and profile pictures on Zynga Profile Pages will link to such Zynga User’s Facebook Service profile. In addition, for those Zynga Users who have populated their Zynga Profile Page with a profile picture that was obtained directly from FB connect, Zynga will include in the user’s profile picture on the Zynga Profile Page the FB fav icon per the specifications provided by FB to Zynga.

4.5	Data Ownership. As between the parties, Game Data and Zynga User IDs associated with each Zynga User that a Facebook User provides directly to Zynga shall be owned by Zynga. Any other data that a Facebook User provides directly to Zynga (“Independent Data”) shall not be subject to the data restrictions set forth in the SRR or any other restrictions imposed by FB. If Zynga collects Game Data, User IDs, or Independent Data, Zynga must make it clear to the Facebook User that the collection is being carried out by Zynga and not Facebook and make sure that the Facebook User has the opportunity to review Zynga’s privacy policy, which will govern Zynga’s use of such Independent Data.

4.6	Instant Personalization. Zynga may provide a personalized experience to Facebook Users who use the Zynga Service through a Developer Application (a “Personalized Developer Application”) in accordance with Exhibit H. Instant Personalization will enable a single authorization at Zynga Properties such that a Zynga User on a Zynga Property will not get a Facebook connect authorization prompt for a Covered Zynga Game that such Zynga User has already installed on the Facebook Site. For the purposes of clarity, as of the Addendum No. 2 Effective Date, the parties acknowledge that Instant Personalization is not enabled on Mobile Platforms.

4.7	Indemnity. FB shall indemnify Zynga with respect to any and all third party claims arising on or after the Addendum No. 2 Effective Date brought against Zynga resulting from [*], so long as such [*] was not caused by any action or inaction on the part of Zynga.

5.	User Experience.

5.1	All Covered Zynga Games (irrespective of whether the Covered Zynga Game is offered or otherwise made available on a Zynga Property, the Facebook Site or both) will be interoperable such that any instantiation of a Covered Zynga Game on one property will automatically be instantiated on the other property(ies). For the purposes of illustration only, game play (e.g. game board layout, game levels, game mechanics, etc.) of Taxiville on www.zynga.com, will be substantially similar on the Facebook Site and all other Zynga Properties so that such user will be able to simultaneously engage in the same game play of Taxiville on the Facebook Site and Zynga Properties.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Facebook/Zynga Confidential Information

5.2	Any Stories generated by Zynga in connection with a Covered Zynga Game that are displayed in a FB communication channel may contain links but any such link must be a local link that links Zynga Users to the instantiation of the Covered Zynga Game on the site on which such Story is read by friends of such Zynga User, irrespective of where such Story originated (e.g. Stories in a newsfeed on FB must link to the Covered Zynga Game on the Facebook Site and Stories in a newsfeed on a Zynga Property must link to the Covered Zynga Game on the Zynga Property). Any Stories generated by Zynga within a Covered Zynga Game (e.g. on the canvas page of a Covered Zynga Game) may contain links that link Zynga Users off of the Facebook Site; provided, however, that such links must comply with subsections (a)-(c) in Section 7 (Promotions).

5.3	Subject to the terms set forth in Section 2.b. of Addendum No. 1 and in Facebook’s Advertising Guidelines, advertisements generated by the parties and appearing on the Facebook Site or the Zynga Properties may contain links that transition users to any site; provided, however, that advertisements containing social content must only include links that transition a user to the site on which such advertisement is read or viewed.

5.4	In the event that one or more of the points of interconnectivity between the Zynga Properties and the Facebook Platform contemplated by Sections 4.1.1, 4.1.2, 4.2, 4.4 or 5.1 above are unavailable (and such interconnectivity is required for Zynga to obtain a user’s active Facebook session) due to a technical error for a period of [*] and such unavailability is not caused by any acts or omission of Zynga or any of its Affiliates (such [*] outage, a “Facebook Outage”), as Zynga’s sole and exclusive remedy, Zynga shall notify FB of the Facebook Outage by sending a screenshot of the outage via email to FB’s Designated Manager to enable FB to verify the Facebook Outage and, beginning on the [*] and continuing only for so long as such point of interconnectivity is unavailable due to a Facebook Outage, Zynga shall be permitted to enable Zynga Users to log-in to a Zynga Property without an active Facebook session. If there are [*] Facebook Outages during a [*] period, Zynga may invoke the Escalation Process.

6.	Facebook Platform Enhancements.

6.1	Within the number of days following the Addendum No. 2 Effective Date that are specified in Exhibit D, FB will deploy each of the platform enhancements set forth on Exhibit D. Zynga shall invoke the Escalation Process if it reasonably believes that FB has failed to perform its obligations under this Section 6.1.

6.2	In addition, FB will use commercially reasonable efforts to deploy within [*] following the deployment of the last platform enhancement set forth on Exhibit D at least [*] of the APIs and/or features set forth on Exhibit E. Zynga may invoke the Escalation Process if it reasonably believes that FB has failed to perform its obligations under this Section 6.2. If Zynga refers such matter to the Escalation Process and this does not result in the matter being resolved by agreement between the parties, then Zynga may terminate this Amendment No. 2 and termination shall be Zynga’s sole and exclusive remedy for FB’s breach of this Section 6.2.

7.	Promotions. During the Term, Zynga (including its Affiliates) may promote on the Facebook Site the Zynga Properties and/or Covered Zynga Games; provided, however, that such promotions must (a) link directly and only to the Zynga Properties; (b) not interrupt game play or display any modal dialogs or interstitial screens; and (c) not link to any other Social Platforms. Without limiting the foregoing and provided that the requirements in (a) – (c) above are met, Zynga can (as permitted under the SRR) enable a Zynga message center that provides Zynga level communications and information to users such as messages, points, requests, wishlists and stats.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Facebook/Zynga Confidential Information

8.	Preferred Terms.

8.1	FB will not apply or develop its general policies (including, but not limited to, the SRR) and algorithms for the purpose of [*] on the Facebook Platform.

8.2	Throughout the Term, FB will make available to Zynga (excluding games on the Zynga Platform developed by third parties) [*], provided that such requirements were imposed by FB in good faith, and provided further that Zynga shall have thirty (30) days to comply with such requirements (except as set forth below in the last sentence of this Section 8.2), measured from the date on which [*] in connection therewith. Notwithstanding the foregoing notice requirement, in no case will FB be required to [*]. FB will not intentionally withhold requirements with the primary purpose of avoiding its obligations under this Section 8.2. FB shall not be in breach of this Section 8.2 in the event a [*].

8.3	Notwithstanding anything to the contrary set forth in Section 4.b.(ii)(4) of Addendum No. 1, the amount of the service fee described in the Facebook Credits Terms that FB charges to Zynga at any given time to redeem Facebook Credits shall be [*].

8.4	Zynga shall provide FB with notice if it reasonably believes that FB has violated any of the provisions set forth in this Section 8, and FB will have fifteen (15) days after its receipt of such notice to cure such breach (unless FB invokes the Escalation Process during such time period in which case FB shall have thirty (30) days after its receipt of such notice to cure such breach) and will not be liable for any damages related to such breach during such period. [*]. FB agrees that it shall not intentionally and repeatedly breach Section 8.2 with the primary purpose of avoiding its obligations under this Addendum No. 2.

8.5	Notwithstanding anything to the contrary set forth in the SRR (whether as of the Addendum No. 2 Effective Date or thereafter) or this Addendum No. 2, but without limiting Zynga’s obligations under Addendum No. 1 and subject to FB’s generally applicable policies, procedures and payment terms related to advertisements and Sections 5.3 and 7 of this Addendum No. 2, Zynga may include sponsored game elements (e.g. a virtual good or promotion that is sponsored by a third party, such as a McDonald’s blimp within the game board) on the Facebook Site, but solely in a Covered Zynga Game (unless otherwise permitted under the SRR); provided, however, that a substantially similar sponsored game element is already included in the instantiation of such Covered Zynga Game available on the Zynga Property. [*]. For the avoidance of doubt, the foregoing sentence shall not prevent Zynga from offering advertisements as may be permitted by and in accordance with the SRR. As used herein, “Social Ad” means any advertising creative that uses or displays data Zynga receives from FB concerning a user, even if a user consents to such use.

9.	Term and Termination.

9.1	Unless earlier terminated as provided elsewhere in this Addendum No. 2, the term of this Addendum No. 2 will be for a period of five (5) years from the Effective Date (“Term”).

9.2

Either party may terminate this Addendum No. 2 upon written notice to the other party if the other party materially breaches any term of this Addendum No. 2 and such party fails to cure any such breach or violation within thirty (30) days of receipt of written notice of such breach from the non-breaching party (such thirty (30) day period, the “Breach Cure Period”). In addition, each party acknowledges that if any such breach or violation is, in the other party’s reasonable discretion, likely (a) to jeopardize the integrity or security of such party’s platform, or such party’s user security or user privacy, or (b) to give rise to material liability of such other party, then such other party may, in addition to its termination remedy and prior to completion of the Escalation Process, at its sole discretion, cease providing the breaching or violating party with access to the Facebook Platform or the Zynga Properties, as applicable, during the Breach

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Facebook/Zynga Confidential Information

Cure Period, provided that [*] in a good faith attempt to resolve the issue that gave rise to such breach, provided, further, that if [*], such other party may so notify the General Counsel of the breaching or violating party via email and thereafter and immediately cease providing access to the Facebook Platform or the Zynga Properties, as applicable.

9.3	In the event of a termination of this Addendum No. 2 (except in the case of a termination pursuant to Section 9.2), the parties shall operate under the following guidelines for a period of (a) [*] following the effective date of such termination if this Addendum No. 2 is terminated at or before [*]; or (b) [*] following the effective date of such termination if this Addendum No. 2 is terminated any time after [*] (“User Continuity Period”): (x) FB will provide to Zynga continued access to the Facebook Platform; and (y) Zynga will continue to integrate and display the Facebook Platform on the Zynga Properties for the User Continuity Period, and each party will continue to comply with the Agreement and this Addendum No. 2; provided, however, that in the case of subsections (x) and (y), none of the [*] provisions of this Addendum No. 2 shall apply following the expiration or effective date of termination of this Addendum No. 2.

9.4	Except as specifically set forth in this Addendum No. 2 (including, for the avoidance of doubt, the Sections of this Addendum No. 2 that survive per Section 9.5), neither party will have any liability or obligation under this Addendum No. 2 upon any termination in accordance with the terms of this Addendum No. 2, other than with respect to any liabilities under this Addendum No. 2 that accrued from events that occurred prior to termination.

9.5	The following Sections of this Addendum No. 2 will survive any termination or expiration of the Agreement or this Addendum No. 2: 1.1, 1.3, 4.7, 9.2, 9.3, 10, 11.1 and 12.

10.	Confidentiality; Publicity. Section 9 of Addendum No. 1 is incorporated herein by reference and shall govern the confidentiality of this Addendum No. 2. Notwithstanding anything to the contrary set forth in the Agreement or this Addendum No. 2, if either party is required to disclose all or any part of the Agreement and/or this Addendum No. 2 pursuant to applicable laws or regulations, then prior to any such required disclosure, such party shall: (a) promptly notify the other party of the obligation to disclose the Agreement and/or this Addendum No. 2; (b) obtain confidential treatment (or the equivalent thereof) for such disclosure; and (c) allow the other party to participate in such protective process and provide all reasonable cooperation in connection therewith. For a period of forty-five (45) days following the Addendum No. 2 Effective Date, the parties will work together to agree upon a product announcement-related joint media event in which the parties’ CEOs will participate. If the parties are unable to mutually agree upon such an event, the parties’ CEOs shall meet in person to discuss the matter. Neither party shall be in breach of this Section 10 if the parties and their respective CEOs are unable to reach agreement on such media event; provided, however, that in lieu of such an event, the parties will issue a joint press release (which release shall include quotes of each party’s CEO) in the form mutually agreed by the parties.

11.	Escalation Process; Executive Business Review.

11.1	Each party will designate an employee (the “Designated Manager”) who will liaise with the other party from time-to-time. Each party may change its Designated Manager(s) from time-to-time and will inform the other party of such a change. The initial Designated Managers will be:

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Facebook/Zynga Confidential Information

Zynga Designated Manager	Facebook Designated Manager
Name: [*]	Name: [*]
Title: [*]	Title: [*]
Email: [*]	Email: [*]

If a dispute, claim, question or difference between the parties (a “Dispute”) arises regarding this Addendum No.2, the Designated Managers will consult and negotiate for at least [*] to resolve such Dispute. If the Designated Managers are unable to resolve the Dispute, the matter will be escalated to the following senior executives, for resolution for at least another [*]. Each party may change its Designated Senior Executive(s) from time-to-time:

Zynga Senior Executive	Facebook Senior Executive
Name: [*]	Name: [*]
Title: [*]	Title: [*]
Email: [*]	Email: [*]
cc: [*]	cc: [*]

11.2	During the Term, the CEOs of each party shall meet in person no less frequently than every [*] in order to discuss and review the health of the parties’ relationship.

12.

General. This Addendum No. 2 supersedes any other prior or collateral agreements, whether oral or written, with respect to the subject matter of this Addendum No. 2. This Addendum No. 2 (including the SRR, Addendum No. 1 and the Exhibits attached to each) sets forth the entire understanding and agreement between the parties with respect to the subject matter of this Addendum No. 2. This Addendum No. 2 may be amended only in a writing signed by both parties. Except for notice to the other party for a breach of this Addendum No. 2 or a Change of Control (unless expressly indicated otherwise in this Addendum No. 2), any other written notice required to be delivered pursuant to this Addendum No. 2 shall be permitted to be delivered via email, provided that any such email notice is sent to the other party’s Designated Manager, with a copy sent to the Designated Senior Executive and their respective cc’s. Any notice to a party for a breach of this Addendum No. 2 or a Change of Control must be delivered in writing via certified mail, FedEx or other delivery service with proof of delivery, and shall be delivered to the address set forth on the signature page of this Addendum No. 2. This Addendum No. 2 shall be construed as if jointly drafted by the parties. The parties are entering this Addendum No. 2 as independent contractors, and this Addendum No. 2 will not be construed to create a partnership, joint venture or employment relationship between them. This Addendum No. 2 will not be effective unless and until signed by both parties. Neither party may assign this Addendum No. 2 or its rights or obligations hereunder without the other party’s prior written consent, except in connection with a Change of Control where the assignee agrees to be bound by the terms of this Addendum No. 2. Notwithstanding the preceding sentence, solely in the event of a Change of Control [*], (a) the party subject to such Change of Control (“Acquired Party”) shall provide the other party (“Non-Acquired Party”) with reasonable advance written notice of the closing of any such Change of Control, which advance notice shall in no case be less

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Facebook/Zynga Confidential Information

than fifteen (15) days in advance of such closing, and (b) the Non-Acquired Party shall have the right to terminate this Addendum No. 2 upon written notice to the other party within thirty (30) days, or some other period of time mutually agreed in writing by the parties, following the Non-Acquired Party’s receipt of such notice. In no case may Zynga transfer or assign any Facebook User Data obtained under the Agreement or this Addendum No. 2 to any third party, except in connection with a Change of Control as permitted by the SRR; provided, however, that in the event of a Change of Control of Zynga [*], (a) that results in Zynga remaining a separate legal entity following the closing of such transaction, Zynga shall ensure that [*], or (b) that results in Zynga not remaining a separate legal entity following the closing of the transaction, Zynga shall ensure that [*], in each case (i) without FB’s prior written consent; but (ii) provided that in no case may [*] (notwithstanding anything to the contrary set forth in the Agreement) [*]. Zynga shall not, at any time following any Change of Control or assignment (permitted or otherwise) of this Addendum No. 2 or its rights or obligations hereunder, without FB’s prior written consent: (a) intentionally stifle or block growth of MUUs or (b) perform any other action or fail to take an action that directly results in a decrease of MUUs. Subject to the foregoing limitation on assignment, this Addendum No. 2 will be binding upon, enforceable by and inure to the benefit of the parties and each of their successors and permitted assigns.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Facebook/Zynga Confidential Information

IN WITNESS WHEREOF, this Addendum No. 2 has been duly executed by the parties as of the Addendum No. 2 Effective Date.

FACEBOOK, INC.	ZYNGA INC.

BY: [*]	BY: [*]
NAME: [*]	NAME: [*]
TITLE: [*]	TITLE: [*]
DATE: [*]	DATE: [*]

FACEBOOK IRELAND LIMITED

BY: [*]
NAME: [*]
TITLE: [*]
DATE: [*]

Address for written notice of breach:

Facebook, Inc. 1601 S. California Ave. Palo Alto, CA 94304 Attn: General Counsel	Zynga Inc. 444 De Haro Street, Suite 132 San Francisco, CA 94107 Attn: General Counsel

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Facebook/Zynga Confidential Information

Exhibit A

Definitions

“Acquired Zynga Mobile Game” means a Social Game offered or otherwise made available on a Mobile Platform that Zynga acquires from a third party (whether by merger, stock purchase, asset acquisition or otherwise) that operates only on the Facebook Platform or that operates on both the Facebook Platform and any other Social Platform(s).

“Affiliates” has the meaning set forth in Addendum No. 1.

“API(s)” means application programming interface(s).

“Change of Control” means a third party acquires, directly or indirectly, through merger, stock purchase, or otherwise: (i) beneficial ownership of more than fifty percent (50%) of the voting power of the issued and outstanding shares of a party, (ii) the ability to nominate a majority of a party’s board of directors, or (iii) all or substantially all of a party’s assets.

“Covered Zynga Game” means any Social Games or Zynga Mobile Games now existing or later developed, offered or provided by Zynga or any of its Affiliates, either directly or indirectly through a third party (including, without limitation, as part of a relationship or experience that is substantially branded or co-branded with any of your trademarks, logos or other branding elements or those of any of your Affiliates) that [*].

“Escalation Process” means the dispute resolution process set forth in Section 11.

“Facebook Game” means any game owned or developed by or on behalf of FB or any of its Affiliates that (a) has game play as its primary purpose; and (b) has a user account (i.e., a user is prompted to log-in or otherwise enter identifying information, including but not limited to, username, email address, password, demographic information, etc.), generates Stories to be shared with Facebook Users, or maintains a dependency on interactions and/or collaborations with other Facebook Users. In the event that FB or any of its Affiliates acquires a company that owns or offers games, then FB shall use commercially reasonable efforts to cease the offering or otherwise making available such game at the end of ninety (90) days following the closing of such acquisition. For the avoidance of doubt, (y) an application that merely contains game mechanics (e.g. leader boards, incentives, points, etc.) will not be considered a Facebook Game; and (z) “Facebook Games” shall not include FB’s chess game or other games or applications that have the primary purpose of demonstrating to FB developers how to use the Facebook Platform.

“Facebook Platform” means Facebook’s APIs, tools and services that enable others to retrieve data, information and content from FB and transmit data, information and content to FB.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Facebook/Zynga Confidential Information

“Facebook Service” means the features and services made available through (a) the Facebook Site; (b) the Facebook Platform; and (c) other media, software (such as toolbar), devices or networks now existing or later developed.

“Facebook Site” means www.facebook.com and any other FB branded or co-branded websites, including, without limitation, sub-domains, international versions, widgets, and versions made available through applications and mobile versions.

“Facebook User” means a human user of the Facebook Service.

“Facebook User Data” means: (a) any data, content, code or other materials received by Zynga from FB through the Facebook Platform in connection with this Addendum No. 2; and (b) any information that Zynga would not have if Zynga did not access such data, content, code or other materials through the Facebook Platform. “Facebook User Data” does not include Game Data or Independent Data.

“Game Data” means any game-derived data for a Zynga User including, but not limited to, such user’s experience points, users’ game-related interactions with other users, any Zynga virtual goods purchased by such user, and the game level achieved by such user.

“Independent Data” has the meaning set forth in Section 4.5.

“Instant Personalization” means the pilot Facebook Service program that allows certain Facebook Platform developers to access, use, and display the data defined as “General Information” in the FB Privacy Policy to personalize a Facebook User’s experience on such developer’s website or service as soon as the Facebook User arrives to the website or service.

“Mobile Acquired User” means a Facebook User of an Acquired Zynga Mobile Game that has granted permission (implicitly or explicitly) for such Acquired Zynga Mobile Game to access their basic information, but that has never granted such permission for any other Covered Zynga Game.

“Mobile MUUs” means the number of de-duplicated monthly unique users that are playing at least one Covered Zynga Game that is a Zynga Mobile Game.

“Mobile Platform” means a mobile platform, including but not limited to, Symbian, Brew, Android, iOS, Windows Phone and RIM.

“MUU” means de-duplicated monthly unique users across all Covered Zynga Games.

“Social Game Company” means a third party developer or provider of Social Games that is primarily in the business of developing, distributing and/or publishing Social Games.

“Social Game” means a game that [*]. For the purposes of clarity, Social Game shall not include “solo games” that do not have user accounts and do not allow users to connect with friends as described in subsection (b) above.

“Social Platform” means [*]. As of the Addendum No. 2 Effective Date, Social Platforms include (but are not limited to) the following companies and their acquirers or successors: [*]. For the avoidance of

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Facebook/Zynga Confidential Information

doubt, nothing herein shall prohibit Zynga from sending communications to Zynga Users via electronic mail or SMS or providing an email- or SMS-based game that works across email providers (e.g. Gmail, Yahoo, Hotmail). “Social Platform” shall not include a platform that is used primarily to provide customer support to Zynga Users or maintain user forums in which Zynga Users communicate directly with one another primarily to discuss support issues related to the Zynga Properties or Zynga games.

“Story” means a story, status update, event, comment, rating, review, blog post, photo, video, or other information shared by or generated about a user for communication with other users.

“Substantially Similar Game” means a Social Game offered by Zynga that has a substantially similar theme as a Covered Zynga Game or an Acquired Covered Zynga Game (i.e. Cabville and Taxiville would be substantially similar games, but Taxiville and Yachtville would not be). For purposes of this definition, “theme” shall mean the environment or objectives of the Social Game.

“Zynga ID” means an identification assigned by Zynga to any Zynga User who sets up an account with Zynga.

“Zynga Mobile Game” means a Social Game that Zynga offers or otherwise makes available on a Mobile Platform.

“Zynga Platform” has the meaning set forth in Section 3.1.

“Zynga Property” means any sites and applications (except as expressly set forth below), now existing or later developed, that are owned or operated by Zynga or any of its Affiliates, either directly or indirectly through a third party (including, without limitation, as part of a relationship or experience that is substantially branded or co-branded with any of your trademarks, logos or other branding elements or those of any of your Affiliates), including but not limited to, www.zynga.com and any other Zynga branded or co-branded websites, including, without limitation, sub-domains, international versions, versions developed for other form factors and for Mobile Platforms (excluding Zynga’s activities [*] as set forth in Section 3.6.1). Zynga Property does not include (a) non-Covered Zynga Games that Zynga offers or otherwise makes available (as permitted under this Addendum No. 2) through iFrames, embedded java script, or API calls on a page on third party web sites (including but not limited to other Social Platforms) that are not owned or operated by Zynga or any of its Affiliates, either directly or indirectly through a third party and where the user navigated domain is not a Zynga domain, or (b) Solo Mobile Games.

“Zynga User” means a human user of a Covered Zynga Game or a Zynga Property.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Facebook/Zynga Confidential Information

Exhibit B1

Web Target Growth Schedule

All MUU numbers in mm (millions)
Starting MUU for Web = [*]
Y2 Ending MUU = [*]
Y5 Ending MUU = [*]

			[*]	[*]	[*]
		Quarterly Growth Rate (Y0 to Y2):	[*]	[*]	[*]
		Quarterly Growth Rate (Y3 to Y5):	[*]	[*]	[*]
		(calendar quarters)	[*]	[*]	[*]
			[*]	[*]	[*]
Y1:	2011	Q1	[*]	[*]	[*]
		Q2	[*]	[*]	[*]
		Q3	[*]	[*]	[*]
		Q4	[*]	[*]	[*]

Y2:	2012	Q1	[*]	[*]	[*]
		Q2	[*]	[*]	[*]
		Q3	[*]	[*]	[*]
		Q4	[*]	[*]	[*]

Y3:	2013	Q1	[*]	[*]	[*]
		Q2	[*]	[*]	[*]
		Q3	[*]	[*]	[*]
		Q4	[*]	[*]	[*]

Y4:	2014	Q1	[*]	[*]	[*]
		Q2	[*]	[*]	[*]
		Q3	[*]	[*]	[*]
		Q4	[*]	[*]	[*]

Y5:	2015	Q1	[*]	[*]	[*]
		Q2	[*]	[*]	[*]
		Q3	[*]	[*]	[*]
		Q4	[*]	[*]	[*]

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Facebook/Zynga Confidential Information

Exhibit B2

Mobile Target Growth Schedule

Q4Y2 (2012) Ending Mobile MUU: [*]

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Facebook/Zynga Confidential Information

Exhibit C

[Intentionally left blank]

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Facebook/Zynga Confidential Information

Exhibit D

Product Enhancements

1. Within sixty (60) days following the Addendum No. 2 Effective Date, FB will create a type of discovery Story that is generated based on a Facebook User’s usage of a game or application. Such Story will be generated at least one (1) time if and when a Facebook User has (a) within a calendar year, logged more than 50 hours of playing time of a game or application; or (b) played a game or application for more than 40 days. Such Stories will also appear to Facebook Users’ non-gamer friends. Facebook may replace this product enhancement at any time with an alternative solution that drives more game or application installs or re-activation of inactive users. If Zynga reasonably believes that such alternative solution is not driving more game or application installs or re-activation of inactive users, Zynga shall provide FB with notice and FB shall have forty-five (45) days to remedy such problem.

2. Within forty-five (45) days following the Addendum No. 2 Effective Date, FB will surface Stories in the recent stories feed related to Covered Zynga Games that are generated by Facebook Users to such Facebook User’s friends that have played such Covered Zynga Game at least once in the sixty (60) days immediately preceding the generation of such Story. FB will continue to surface such Stories for a period that is the greater of: (x) ninety (90) days following the first day that this enhancement is made available, or (y) until FB makes a change to and/or discontinues such Stories.

3. Within ninety (90) days following the Addendum No. 2 Effective Date, FB will provide API access for sending requests that does not require FB confirmation dialogs. FB must approve all flows which use such APIs and such APIs will be subject to continued quality control reviews (including generally applied algorithmic-based limitations) to ensure good user experience.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Facebook/Zynga Confidential Information

Exhibit E

Facebook Platform Enhancements

[*]

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Facebook/Zynga Confidential Information

Exhibit F

Registration Flow

•	Facebook will enable a registration API which allows Zynga Users to create a new FB account on the Zynga Properties.

•

FB will provide Zynga with the data fields necessary to create a new FB account (“Data Fields”) (e.g., “First Name”, “Last Name”, “Email Address”, “Password”, “Gender”, “Date of Birth”). Data Fields may be changed by FB from time-to-time. Promptly following receipt of notice from FB, Zynga will implement and update the Data Fields in the registration flow.

•

FB will provide Zynga with the security information fields necessary to create a new FB account (“Security Information Fields”) (e.g., URL referrer that the user had when they hit the registration page, the IP address of the user, the length of time the user spent filling out a registration form, the facebook.com cookies present on the user’s machine, the “User Agent” of the user’s browser). Security Information may be changed by FB from time-to-time. Promptly following receipt of notice from FB, Zynga will implement and update the Security Information Fields that must be passed to Facebook.

•	Zynga will store and use the Data Fields and Security Information Fields for the purpose of providing users with the Registration Flow.

•	Zynga will pass to FB all information Zynga collects using the then-current Data Fields and Security Information Fields designated by FB.

•

Prior to linking a Facebook User’s Zynga account to their FB account, Zynga will notify and obtain clear, conspicuous and express consent from such Facebook User. Zynga will be solely responsible for obtaining such consent from such Facebook Users.

•

If a user’s attempted registration is deemed by FB to be invalid or an error has occurred, the registration API will generate an error message (e.g., if a user enters an email address that has already been used to create an existing FB account, then FB will provide a notice that an account for such email address already exists).

•

Zynga will include in the Registration Flow any and all legal, privacy, security and/or regulatory-related language (including links to web applications or web pages) that FB provides to Zynga from time-to-time (e.g. terms of use, privacy policy) and Zynga will promptly implement any FB-provided changes to such language, the Data Fields or Security Information.

•

Zynga will submit the initial Registration Flow to FB’s Designated Manager for review and approval of FB Elements prior to making it available to users. As used herein, “FB Elements” includes but is not limited to, Data Fields and Security Information Fields, messaging to users, FB assets and legal, regulatory, security and/or privacy language and other related requirements. If FB does not respond within 3 business days following FB’s receipt of such Registration Flow with a detailed summary of unapproved elements of the Registration Flow, then Zynga may, as its sole remedy, invoke the Escalation Process.

•

Zynga may make modifications to those portions of the Registration Flow that do not impact the FB Elements. Notwithstanding the foregoing, if Zynga makes any modifications that have a substantial impact on the Registration Flow, Zynga will re-submit such modified Registration Flow to FB’s Designated Manager for review and approval prior to making the modified Registration Flow available to users. If FB does not respond within 3 days with a detailed summary of the unapproved elements of the Registration Flow, then Zynga may, as its sole remedy, invoke the Escalation Process.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Facebook/Zynga Confidential Information

Exhibit G

Zynga Platform

(1) All games on the Zynga Platform developed by third parties must be registered for the Facebook API and have a unique application identifier that is different from any application ID used by Zynga or any Zynga games.

(2) All games on the Zynga Platform must make all API requests related to login, identity, friends and game friends (“Core Social APIs”) directly and solely to FB. Notwithstanding the preceding sentence, Zynga may develop the Facebook Zynga SDK. As used herein, “Facebook Zynga SDK” means a software development kit that Zynga develops for distribution on the Facebook Site in accordance with all the SDK Requirements solely (1) to facilitate the development of games on the Zynga Platform that use the Core Social APIs and (2) for the purpose of caching, instrumentation, graceful degradation, performance, security, logging, infrastructure or statistics related solely to the Core Social APIs. Zynga hereby grants FB all rights necessary to use, copy, modify, sublicense and distribute on the Facebook Site the Facebook Zynga SDK and Documentation. “SDK Requirements” means the Facebook Zynga SDK (a) [*]: (i) API methods, (ii) signatures (i.e. the same inputs/outputs for all method calls), (iii) API names, (iv) functionality and (v) semantics, as the Core Social APIs; (b) shall remain current and reflect any changes, updates, modifications, etc. that FB makes to the Core Social APIs from time-to-time; (c) must comply with the SRR; (d) include accompanying documentation (“Documentation”); and (e) may include Zynga-developed API methods related to game friends (“Zynga Game Friends Equivalents”) only until FB makes available the Game Friends Protocol, at which time Zynga shall remove the Zynga Game Friends Equivalents from the Facebook Zynga SDK and incorporate the Game Friends Protocol per FB’s requirements. As between the parties, Facebook retains the sole right to distribute the Facebook Zynga SDK to third parties, and Facebook will provide a summary description of the Facebook Zynga SDK in the developer section of the Facebook Site with a download link to the developer portion of a Zynga Property for the Documentation. The Zynga Platform may make calls to Core Social APIs on behalf of games, provided that the Zynga API provides only substantially different functionality than the Core Social APIs and does not combine any such functionality(ies) to serve as a replacement for any of the Core Social APIs (e.g., the Zynga API may provide a leaderboard API method that retrieves the top 10 scores of user’s friends such that the Zynga Platform could call getFriends in order to determine which users to rank).

(3) To the extent that games on the Zynga Platform integrate with FB communication channels, such integration must happen through the standard Facebook Platform APIs for the application. For the avoidance of doubt, Zynga cannot publish activity about a third party game to FB via Zynga’s application identifier; such activity must be published directly via the application identifier of such third party game.

(4) To the extent that games on the Zynga Platform generate Stories, such Stories shall be subject to the requirements set forth in Section 5.2 of this Addendum No. 2.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Facebook/Zynga Confidential Information

Exhibit H

Instant Personalization

1.	Availability and Access to Instant Personalization. If Zynga desires to make Instant Personalization available on the Zynga Properties, Zynga will consult with FB and FB will assist Zynga in developing an Instant Personalization experience on the Zynga Properties.

2.	Use of Facebook User Data for Instant Personalization. If Zynga makes the Instant Personalization service available, then when a Facebook User (or a Facebook User’s friends or other category of user as approved in writing by FB) visits the Zynga Properties, so long as such Facebook User has not exercised an Opt-Out (as defined in Section 4.5.3.6 below) and subject to the SRR and the Facebook Platform Policies, Zynga may use the data defined as “General Information” in the Facebook Privacy Policy to improve the user’s experience on the Zynga Properties through Instant Personalization. As of the Addendum No. 2 Effective Date, General Information includes a Facebook User’s and the Facebook User’s friends’ names, profile pictures, gender, user ID’s, connections and publicly viewable Facebook User Data. In addition, Instant Personalization will provide a session key for every user that is substantially equivalent to a session key obtained on FB canvas for an installed user. For the avoidance of doubt and notwithstanding anything to the contrary set forth in the Agreement or this Addendum No. 2, Zynga’s ability to use Facebook User Data as part of a Personalized Developer Application is subject to the generally applicable requirements and restrictions specified in the SRR and the Facebook Platform Policies.

3.	Requirements of Use of Instant Personalization Product. Zynga’s access to and use of the Instant Personalization product is subject to the following requirements:

3.1	FB launching the Instant Personalization service in a particular territory before Instant Personalization can be used by Zynga in that specific territory.

3.2	FB’s written approval of each Personalized Developer Application prior to the launch of such Personalized Developer Application. Zynga must launch such Personalization Developer Application within a reasonable time period after receiving the written approval from FB.

3.3	Zynga will specify to FB in writing (which may be provided by email) the data Zynga will access in providing such Personalized Developer Applications and an explanation of how Zynga will use such data.

3.4	With respect to every Facebook User for whom Zynga receives Facebook User Data who has not formally connected, Zynga agrees to display, with the frequency specified by FB, the dialog specified or approved by FB in writing (for example, the “blue bar”), which dialog gives such user the opportunity to opt out of Zynga’s use of such Facebook User Data. If such Facebook User opts out in such dialog, Zynga will delete that Facebook User Data immediately.

3.5

For as long as Zynga has Personalized Developer Applications, Zynga will also provide an easy and prominent method for (a) Facebook Users to opt out of Zynga’s use of their Facebook User Data and (b) Facebook Users to request the deletion of all information Zynga received from FB about such Facebook Users. In addition, Zynga will provide an email address to FB, which may be provided to Facebook Users, so that FB may enable any Facebook User who

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Facebook/Zynga Confidential Information

has never visited Zynga’s Personalized Developer Applications to request that Zynga delete all information Zynga received from FB about such Facebook User. Zynga agrees to comply with all such requests as promptly as possible, but in any case within twenty-four (24) hours of receiving such request.

3.6	If a Facebook User at any time opts out of: (a) Instant Personalization for the Zynga Properties; (b) Instant Personalization in general; and/or (c) the Facebook Platform in general (any such action, an “Opt-Out”), Zynga will discontinue use of the Facebook User Data of such Facebook User in connection with Instant Personalization as soon as the Facebook User exercises such Opt-Out.

3.7	Zynga is fully responsible for Facebook User Data in Zynga’s possession or control. As such, Zynga will deploy administrative, technical and physical safeguards that prevent the unauthorized access, processing, use or disclosure of Facebook User Data. Zynga promptly will notify FB of any unauthorized access, processing, use or disclosure of Facebook User Data and will cooperate with FB to address any problems or concerns resulting from such unauthorized access. If FB requests to review Zynga’s security program, Zynga will grant FB full and complete access and will cooperate with FB to address any security concerns.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Facebook/Zynga Confidential Information

Annex 1

Statement of Rights and Responsibilities

This agreement was written in English (US). To the extent any translated version of this agreement conflicts with the English version, the English version controls. Please note that Section 16 contains certain changes to the general terms for users outside the United States.

Date of Last Revision: October 4, 2010.

Statement of Rights and Responsibilities

This Statement of Rights and Responsibilities (“Statement”) derives from the Facebook Principles, and governs our relationship with users and others who interact with Facebook. By using or accessing Facebook, you agree to this Statement.

1.	Privacy

Your privacy is very important to us. We designed our Privacy Policy to make important disclosures about how you can use Facebook to share with others and how we collect and can use your content and information. We encourage you to read the Privacy Policy, and to use it to help make informed decisions.

2.	Sharing Your Content and Information

You own all of the content and information you post on Facebook, and you can control how it is shared through your privacy and application settings. In addition:

1.	For content that is covered by intellectual property rights, like photos and videos (“IP content”), you specifically give us the following permission, subject to your privacy and application settings: you grant us a non-exclusive, transferable, sub-licensable, royalty-free, worldwide license to use any IP content that you post on or in connection with Facebook (“IP License”). This IP License ends when you delete your IP content or your account unless your content has been shared with others, and they have not deleted it.

2.	When you delete IP content, it is deleted in a manner similar to emptying the recycle bin on a computer. However, you understand that removed content may persist in backup copies for a reasonable period of time (but will not be available to others).

3.	When you use an application, your content and information is shared with the application. We require applications to respect your privacy, and your agreement with that application will control how the application can use, store, and transfer that content and information. (To learn more about Platform, read our Privacy Policy and Platform Page.)

4.	When you publish content or information using the “everyone” setting, it means that you are allowing everyone, including people off of Facebook, to access and use that information, and to associate it with you (i.e., your name and profile picture).

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Facebook/Zynga Confidential Information

5.	We always appreciate your feedback or other suggestions about Facebook, but you understand that we may use them without any obligation to compensate you for them (just as you have no obligation to offer them).

3.	Safety

We do our best to keep Facebook safe, but we cannot guarantee it. We need your help to do that, which includes the following commitments:

1.	You will not send or otherwise post unauthorized commercial communications (such as spam) on Facebook.

2.	You will not collect users’ content or information, or otherwise access Facebook, using automated means (such as harvesting bots, robots, spiders, or scrapers) without our permission.

3.	You will not engage in unlawful multi-level marketing, such as a pyramid scheme, on Facebook.

4.	You will not upload viruses or other malicious code.

5.	You will not solicit login information or access an account belonging to someone else.

6.	You will not bully, intimidate, or harass any user.

7.	You will not post content that: is hateful, threatening, or pornographic; incites violence; or contains nudity or graphic or gratuitous violence.

8.	You will not develop or operate a third-party application containing alcohol-related or other mature content (including advertisements) without appropriate age-based restrictions.

9.	You will not offer any contest, giveaway, or sweepstakes (“promotion”) on Facebook without our prior written consent. If we consent, you take full responsibility for the promotion, and will follow our Promotions Guidelines and all applicable laws.

10.	You will not use Facebook to do anything unlawful, misleading, malicious, or discriminatory.

11.	You will not do anything that could disable, overburden, or impair the proper working of Facebook, such as a denial of service attack.

12.	You will not facilitate or encourage any violations of this Statement.

4.	Registration and Account Security

Facebook users provide their real names and information, and we need your help to keep it that way. Here are some commitments you make to us relating to registering and maintaining the security of your account:

1.	You will not provide any false personal information on Facebook, or create an account for anyone other than yourself without permission.

2.	You will not create more than one personal profile.

3.	If we disable your account, you will not create another one without our permission.

4.	You will not use your personal profile for your own commercial gain (such as selling your status update to an advertiser).

5.	You will not use Facebook if you are under 13.

6.	You will not use Facebook if you are a convicted sex offender.

7.	You will keep your contact information accurate and up-to-date.

8.	You will not share your password, (or in the case of developers, your secret key), let anyone else access your account, or do anything else that might jeopardize the security of your account.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Facebook/Zynga Confidential Information

9.	You will not transfer your account (including any page or application you administer) to anyone without first getting our written permission.

10.	If you select a username for your account we reserve the right to remove or reclaim it if we believe appropriate (such as when a trademark owner complains about a username that does not closely relate to a user’s actual name).

5.	Protecting Other People’s Rights

We respect other people’s rights, and expect you to do the same.

1.	You will not post content or take any action on Facebook that infringes or violates someone else’s rights or otherwise violates the law.

2.	We can remove any content or information you post on Facebook if we believe that it violates this Statement.

3.	We will provide you with tools to help you protect your intellectual property rights. To learn more, visit our How to Report Claims of Intellectual Property Infringement page.

4.	If we remove your content for infringing someone else’s copyright, and you believe we removed it by mistake, we will provide you with an opportunity to appeal.

5.	If you repeatedly infringe other people’s intellectual property rights, we will disable your account when appropriate.

6.	You will not use our copyrights or trademarks (including Facebook, the Facebook and F Logos, FB, Face, Poke, Wall and 32665), or any confusingly similar marks, without our written permission.

7.	If you collect information from users, you will: obtain their consent, make it clear you (and not Facebook) are the one collecting their information, and post a privacy policy explaining what information you collect and how you will use it.

8.	You will not post anyone’s identification documents or sensitive financial information on Facebook.

9.	You will not tag users or send email invitations to non-users without their consent.

6.	Mobile

1.	We currently provide our mobile services for free, but please be aware that your carrier’s normal rates and fees, such as text messaging fees, will still apply.

2.	In the event you change or deactivate your mobile telephone number, you will update your account information on Facebook within 48 hours to ensure that your messages are not sent to the person who acquires your old number.

3.	You provide all rights necessary to enable users to sync (including through an application) their contact lists with any basic information and contact information that is visible to them on Facebook, as well as your name and profile picture.

7.	Payments

If you make a payment on Facebook or use Facebook Credits, you agree to our Payments Terms.

8.	Special Provisions Applicable to Share Links

If you include our Share Link button on your website, the following additional terms apply to you:

1.	We give you permission to use Facebook’s Share Link button so that users can post links or content from your website on Facebook.

2.	You give us permission to use and allow others to use such links and content on Facebook.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Facebook/Zynga Confidential Information

3.	You will not place a Share Link button on any page containing content that would violate this Statement if posted on Facebook.

9.	Special Provisions Applicable to Developers/Operators of Applications and Websites

If you are a developer or operator of a Platform application or website, the following additional terms apply to you:

1.	You are responsible for your application and its content and all uses you make of Platform. This includes ensuring your application or use of Platform meets our Facebook Platform Policies and our Advertising Guidelines.

2.	Your access to and use of data you receive from Facebook, will be limited as follows:

1.	You will only request data you need to operate your application.

2.	You will have a privacy policy that tells users what user data you are going to use and how you will use, display, share, or transfer that data and you will include your privacy policy URL in the Developer Application.

3.	You will not use, display, share, or transfer a user’s data in a manner inconsistent with your privacy policy.

4.	You will delete all data you receive from us concerning a user if the user asks you to do so, and will provide a mechanism for users to make such a request.

5.	You will not include data you receive from us concerning a user in any advertising creative.

6.	You will not directly or indirectly transfer any data you receive from us to (or use such data in connection with) any ad network, ad exchange, data broker, or other advertising related toolset, even if a user consents to that transfer or use.

7.	You will not sell user data. If you are acquired by or merge with a third party, you can continue to use user data within your application, but you cannot transfer user data outside of your application.

8.	We can require you to delete user data if you use it in a way that we determine is inconsistent with users’ expectations.

9.	We can limit your access to data.

10.	You will comply with all other restrictions contained in our Facebook Platform Policies.

3.	You will not give us information that you independently collect from a user or a user’s content without that user’s consent.

4.	You will make it easy for users to remove or disconnect from your application.

5.	You will make it easy for users to contact you. We can also share your email address with users and others claiming that you have infringed or otherwise violated their rights.

6.	You will provide customer support for your application.

7.	You will not show third party ads or web search boxes on Facebook.

8.	We give you all rights necessary to use the code, APIs, data, and tools you receive from us.

9.	You will not sell, transfer, or sublicense our code, APIs, or tools to anyone.

10.	You will not misrepresent your relationship with Facebook to others.

11.	You may use the logos we make available to developers or issue a press release or other public statement so long as you follow our Facebook Platform Policies.

12.	We can issue a press release describing our relationship with you.

13.	You will comply with all applicable laws. In particular you will (if applicable):

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Facebook/Zynga Confidential Information

1.	have a policy for removing infringing content and terminating repeat infringers that complies with the Digital Millennium Copyright Act.

2.	comply with the Video Privacy Protection Act (“VPPA”), and obtain any opt-in consent necessary from users so that user data subject to the VPPA may be shared on Facebook. You represent that any disclosure to us will not be incidental to the ordinary course of your business.

14.	We do not guarantee that Platform will always be free.

15.	You give us all rights necessary to enable your application to work with Facebook, including the right to incorporate content and information you provide to us into streams, profiles, and user action stories.

16.	You give us the right to link to or frame your application, and place content, including ads, around your application.

17.	We can analyze your application, content, and data for any purpose, including commercial (such as for targeting the delivery of advertisements and indexing content for search).

18.	To ensure your application is safe for users, we can audit it.

19.	We can create applications that offer similar features and services to, or otherwise compete with, your application.

10.	About Advertisements and Other Commercial Content Served or Enhanced by Facebook

Our goal is to deliver ads that are not only valuable to advertisers, but also valuable to you. In order to do that, you agree to the following:

1.	You can use your privacy settings to limit how your name and profile picture may be associated with commercial, sponsored, or related content (such as a brand you like) served or enhanced by us. You give us permission to use your name and profile picture in connection with that content, subject to the limits you place.

2.	We do not give your content or information to advertisers without your consent.

3.	You understand that we may not always identify paid services and communications as such.

11.	Special Provisions Applicable to Advertisers

You can target your specific audience by buying ads on Facebook or our publisher network. The following additional terms apply to you if you place an order through our online advertising portal (“Order”):

1.	When you place an Order, you will tell us the type of advertising you want to buy, the amount you want to spend, and your bid. If we accept your Order, we will deliver your ads as inventory becomes available. When serving your ad, we do our best to deliver the ads to the audience you specify, although we cannot guarantee in every instance that your ad will reach its intended target.

2.	In instances where we believe doing so will enhance the effectiveness of your advertising campaign, we may broaden the targeting criteria you specify.

3.	You will pay for your Orders in accordance with our Payments Terms. The amount you owe will be calculated based on our tracking mechanisms.

4.	Your ads will comply with our Advertising Guidelines.

5.	We will determine the size, placement, and positioning of your ads.

6.	We do not guarantee the activity that your ads will receive, such as the number of clicks you will get.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Facebook/Zynga Confidential Information

7.	We cannot control how people interact with your ads, and are not responsible for click fraud or other improper actions that affect the cost of running ads. We do, however, have systems to detect and filter certain suspicious activity, learn more here.

8.	You can cancel your Order at any time through our online portal, but it may take up to 24 hours before the ad stops running. You are responsible for paying for those ads.

9.	Our license to run your ad will end when we have completed your Order. You understand, however, that if users have interacted with your ad, your ad may remain until the users delete it.

10.	We can use your ads and related content and information for marketing or promotional purposes.

11.	You will not issue any press release or make public statements about your relationship with Facebook without written permission.

12.	We may reject or remove any ad for any reason.

13.	If you are placing ads on someone else’s behalf, we need to make sure you have permission to place those ads, including the following:

1.	You warrant that you have the legal authority to bind the advertiser to this Statement.

2.	You agree that if the advertiser you represent violates this Statement, we may hold you responsible for that violation.

12.	Special Provisions Applicable to Pages

If you create or administer a Page on Facebook, you agree to our Pages Terms.

13.	Amendments

1.	We can change this Statement if we provide you notice (by posting the change on the Facebook Site Governance Page) and an opportunity to comment. To get notice of any future changes to this Statement, visit our Facebook Site Governance Page and become a fan.

2.	For changes to sections 7, 8, 9, and 11 (sections relating to payments, application developers, website operators, and advertisers), we will give you a minimum of three days notice. For all other changes we will give you a minimum of seven days notice. All such comments must be made on the Facebook Site Governance Page.

3.	If more than 7,000 users comment on the proposed change, we will also give you the opportunity to participate in a vote in which you will be provided alternatives. The vote shall be binding on us if more than 30% of all active registered users as of the date of the notice vote.

4.	We can make changes for legal or administrative reasons, or to correct an inaccurate statement, upon notice without opportunity to comment.

14.	Termination

If you violate the letter or spirit of this Statement, or otherwise create risk or possible legal exposure for us, we can stop providing all or part of Facebook to you. We will notify you by email or at the next time you attempt to access your account. You may also delete your account or disable your application at any time. In all such cases, this Statement shall terminate, but the following provisions will still apply: 2.2, 2.4, 3-5, 8.2, 9.1-9.3, 9.9, 9.10, 9.13, 9.15, 9.18, 10.3, 11.2, 11.5, 11.6, 11.9, 11.12, 11.13, and 14-18.

15.	Disputes

1.	You will resolve any claim, cause of action or dispute (“claim”) you have with us arising out of or relating to this Statement or Facebook exclusively in a state or federal court

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Facebook/Zynga Confidential Information

located in Santa Clara County. The laws of the State of California will govern this Statement, as well as any claim that might arise between you and us, without regard to conflict of law provisions. You agree to submit to the personal jurisdiction of the courts located in Santa Clara County, California for the purpose of litigating all such claims.

2.	If anyone brings a claim against us related to your actions, content or information on Facebook, you will indemnify and hold us harmless from and against all damages, losses, and expenses of any kind (including reasonable legal fees and costs) related to such claim.

3.	WE TRY TO KEEP FACEBOOK UP, BUG-FREE, AND SAFE, BUT YOU USE IT AT YOUR OWN RISK. WE ARE PROVIDING FACEBOOK “AS IS” WITHOUT ANY EXPRESS OR IMPLIED WARRANTIES INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NON-INFRINGEMENT. WE DO NOT GUARANTEE THAT FACEBOOK WILL BE SAFE OR SECURE. FACEBOOK IS NOT RESPONSIBLE FOR THE ACTIONS, CONTENT, INFORMATION, OR DATA OF THIRD PARTIES, AND YOU RELEASE US, OUR DIRECTORS, OFFICERS, EMPLOYEES, AND AGENTS FROM ANY CLAIMS AND DAMAGES, KNOWN AND UNKNOWN, ARISING OUT OF OR IN ANY WAY CONNECTED WITH ANY CLAIM YOU HAVE AGAINST ANY SUCH THIRD PARTIES. IF YOU ARE A CALIFORNIA RESIDENT, YOU WAIVE CALIFORNIA CIVIL CODE §1542, WHICH SAYS: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.” WE WILL NOT BE LIABLE TO YOU FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, INDIRECT, OR INCIDENTAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS STATEMENT OR FACEBOOK, EVEN IF WE HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. OUR AGGREGATE LIABILITY ARISING OUT OF THIS STATEMENT OR FACEBOOK WILL NOT EXCEED THE GREATER OF ONE HUNDRED DOLLARS ($100) OR THE AMOUNT YOU HAVE PAID US IN THE PAST TWELVE MONTHS. APPLICABLE LAW MAY NOT ALLOW THE LIMITATION OR EXCLUSION OF LIABILITY OR INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY TO YOU. IN SUCH CASES, FACEBOOK’S LIABILITY WILL BE LIMITED TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW.

16.	Special Provisions Applicable to Users Outside the United States

We strive to create a global community with consistent standards for everyone, but we also strive to respect local laws. The following provisions apply to users outside the United States:

1.	You consent to having your personal data transferred to and processed in the United States.

2.	If you are located in a country embargoed by the United States, or are on the U.S. Treasury Department’s list of Specially Designated Nationals you will not engage in commercial activities on Facebook (such as advertising or payments) or operate a Platform application or website.

3.	Certain specific terms that apply only for German users are available here.

17.	Definitions

1.

By “Facebook” we mean the features and services we make available, including through (a) our website at www.facebook.com and any other Facebook branded or co-branded websites (including sub-domains, international versions, widgets, and mobile versions);

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Facebook/Zynga Confidential Information

(b) our Platform; (c) social plugins such as the like button, the share button and other similar offerings and (d) other media, software (such as a toolbar), devices, or networks now existing or later developed.

2.	By “Platform” we mean a set of APIs and services that enable others, including application developers and website operators, to retrieve data from Facebook or provide data to us.

3.	By “information” we mean facts and other information about you, including actions you take.

4.	By “content” we mean anything you post on Facebook that would not be included in the definition of “information.”

5.	By “data” we mean content and information that third parties can retrieve from Facebook or provide to Facebook through Platform.

6.	By “post” we mean post on Facebook or otherwise make available to us (such as by using an application).

7.	By “use” we mean use, copy, publicly perform or display, distribute, modify, translate, and create derivative works of.

8.	By “active registered user” we mean a user who has logged into Facebook at least once in the previous 30 days.

9.	By “application” we mean any application or website that uses or accesses Platform, as well as anything else that receives or has received data from us. If you no longer access Platform but have not deleted all data from us, the term application will apply until you delete the data.

18.	Other

1.	If you are a resident of or have your principal place of business in the US or Canada, this Statement is an agreement between you and Facebook, Inc. Otherwise, this Statement is an agreement between you and Facebook Ireland Limited. References to “us,” “we,” and “our” mean either Facebook, Inc. or Facebook Ireland Limited, as appropriate.

2.	This Statement makes up the entire agreement between the parties regarding Facebook, and supersedes any prior agreements.

3.	If any portion of this Statement is found to be unenforceable, the remaining portion will remain in full force and effect.

4.	If we fail to enforce any of this Statement, it will not be considered a waiver.

5.	Any amendment to or waiver of this Statement must be made in writing and signed by us.

6.	You will not transfer any of your rights or obligations under this Statement to anyone else without our consent.

7.	All of our rights and obligations under this Statement are freely assignable by us in connection with a merger, acquisition, or sale of assets, or by operation of law or otherwise.

8.	Nothing in this Statement shall prevent us from complying with the law.

9.	This Statement does not confer any third party beneficiary rights.

10.	You will comply with all applicable laws when using or accessing Facebook.

You may also want to review the following documents:

•	Privacy Policy: The Privacy Policy is designed to help you understand how we collect and use information.

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Facebook/Zynga Confidential Information

•	Payment Terms: These additional terms apply to all payments made on or through Facebook.

•	Platform Page: This page helps you better understand what happens when you add a third-party application or use Facebook Connect, including how they may access and use your data.

•	Facebook Platform Policies: These guidelines outline the policies that apply to applications, including Connect sites.

•	Advertising Guidelines: These guidelines outline the policies that apply to advertisements placed on Facebook.

•	Promotions Guidelines: These guidelines outline the policies that apply if you have obtained written pre-approval from us to offer contests, sweepstakes, and other types of promotions on Facebook.

•	How to Report Claims of Intellectual Property Infringement

•	How to Appeal Claims of Copyright Infringement

•	Pages Terms

Facebook © 2010 · English (US)

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.